Prospectus Supplement	August 7, 2018

Putnam VT Mortgage Securities Fund
Prospectus dated April 30, 2018

The third paragraph of the sub-section Investments, risks, and performance - Risks in the section Fund summary is restated as follows:

The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that issuers of the fund’s investments may default on payment of interest or principal. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment grade bonds, which may be considered speculative. Mortgage- and asset-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group composed of privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets.

The sub-section Industry risk in the section What are the fund’s main investment strategies and related risks? is restated as follows:

• Industry concentration risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The fund’s policy of concentration in an industry group composed of private issuers of residential and commercial mortgage-backed securities and mortgage- backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities makes the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets. This policy may not be changed without approval of the fund’s shareholders. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location. The value of these investments also may be affected by changes in interest rates and social and economic trends. Mortgage-backed securities are subject to the risk of

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fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers. The risk of defaults is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. The fund may also invest in asset-backed securities, whose underlying assets may include, among other things, motor vehicle installment sales or installment loan contracts, leases of various types of personal property and receivables from credit card agreements, and which are subject to risks similar to those of mortgage-backed securities. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the fund’s mortgage-backed investments.

Statement of Additional Information Supplement	August 7, 2018

Putnam VT Mortgage Securities Fund
Statement of Additional Information dated June 30, 2018

Item (8) of the section INVESTMENT RESTRICTIONS and the related disclosure in that section is restated as follows:

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry; except that Putnam VT Global Utilities Fund may invest more than 25% of its assets in any of the public utilities industries, and Putnam VT Global Health Care Fund may invest more than 25% of its assets in companies that Putnam Management determines are principally engaged in the health sciences industries; except that Putnam VT Government Money Market Fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) any combination of these; and except that Putnam VT Mortgage Securities Fund will normally invest more than 25% of its total assets in mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities.

For purposes of the funds’ fundamental policy on industry concentration (#8 above) and for purposes of the non-fundamental policy on industry concentration (#2 below), Putnam Investment Management, LLC ("Putnam Management"), the funds’ investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

For purposes of applying the terms of the fund’s fundamental policy on industry concentration (#8 above), “mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities” means any security, instrument or other asset that is related to U.S. or non U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, such as, without limitation, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include resecuritizations of REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Such mortgage loans may include reperforming loans, which are loans that have previously been delinquent but are current at the time securitized. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities.

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